Exhibit 99.1

Aspen Insurance Holdings Limited

February 7, 2008

Q4 2007 Earnings Conference Call

AHL:NYSE

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Exhibit 99.1

Safe Harbor Disclosure

This slide presentation is for information purposes only.  It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the “Company” or “Aspen”) with the U.S. Securities and Exchange Commission.

Non-GAAP Financial Measures

In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.bm.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This presentation contains, and Aspen's earnings conference call will contain, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," "estimate," "may," "continue,“ “guidance," and similar expressions of a future or forward-looking nature.

In addition, any estimates relating to loss events involve the exercise of considerable judgment and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates, there can be no assurance that Aspen's ultimate losses will remain within the stated amount.

All forward-looking statements address matters that involve risks and uncertainties.  Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to:  the impact of deteriorating credit environment created by the sub-prime crisis; a decline in the value of our investment portfolio or a rating downgrade of the securities in our portfolio; changes in the total industry losses resulting from Hurricanes Katrina, Rita and Wilma and any other events, and the actual number of Aspen's insureds incurring losses from these events; with respect to events such as Hurricanes Katrina, Rita and Wilma, Aspen’s reliance on loss reports received from cedants and loss adjustors, Aspen's reliance on industry loss estimates and those generated by modeling techniques, the impact of these events on Aspen's reinsurers, any changes in Aspen's reinsurers' credit quality, the amount and timing of reinsurance recoverables and reimbursements actually received by Aspen from its reinsurers and the overall level of competition and the related demand and supply dynamics as contracts come up for renewal; the impact that our future operating results, capital position and rating agency and other considerations have on the execution of any capital management initiatives; the impact of any capital management activities on our financial condition; the impact of acts of terrorism and related legislation and acts of war; the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events than our underwriting, reserving or investment practices have anticipated; evolving interpretive issues with respect to coverage as a result of Hurricanes Katrina, Rita and Wilma and any other events such as the UK floods; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; the effectiveness of Aspen's loss limitation methods; changes in the availability, cost or quality of reinsurance or retrocessional coverage, which may affect our decision to purchase such coverage; the reliability of, and changes in assumptions to, catastrophe pricing, accumulation and estimated loss models; loss of key personnel; a decline in our operating subsidiaries' ratings with Standard & Poor's, A.M. Best Company or Moody's Investors Service; changes in general economic conditions including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the number and type of insurance and reinsurance contracts that we wrote at the January 1st and other renewal periods in 2008 and the premium rates available at the time of such renewals within our targeted business lines; increased competition on the basis of pricing, capacity, coverage terms or other factors; decreased demand for Aspen’s insurance or reinsurance products and cyclical downturn of the industry; changes in governmental regulations, interpretations or tax laws in jurisdictions where Aspen conducts business; proposed and future changes to insurance laws and regulations, including with respect to U.S. state- and other government-sponsored reinsurance funds and primary insurers; Aspen or its Bermudian subsidiary becoming subject to income taxes in the United States or the United Kingdom; the effect on insurance markets, business practices and relationships of ongoing litigation, investigations and regulatory activity by the New York State Attorney General's office and other authorities concerning contingent commission arrangements with brokers and bid solicitation activities. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Reports on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 22, 2007.  Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

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Financial Highlights – Q4 2007

* Annualized

¹ Reconciliation of Average Equity to closing shareholders’ equity and operating income to net income is provided in our quarterly financial supplements available in the Financial Results section of the Investor Relations page of Aspen’s website at  www.aspen.bm

20.5%

$1.22

$1. 47

Diluted Operating EPS ¹

20.0%

$1.20

$1. 44

Diluted EPS

22.8%

23.2%

Full Year Operating *ROAE ¹

76.8%

79.4%

Combined Ratio

28.2%

31.8%

Expense Ratio

48.6%

47.6%

Loss Ratio

GAAP Ratios:

13.1%

$119.5

$135.2

Net Income after tax

28.1%

62.7

80.3

Net Investment Income

(9.6)%

96.3

87.1

Underwriting Income

2.0%

415.3

423.7

Net Earned Premiums

0.3%

278.1

279.0

Net Written Premiums

6.3%

286.9

305.0

Gross Written Premiums

Change

2006

2007

Quarter Ended December 31

(US$ in millions, except per share data and percentages)

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Financial Highlights – 12 months ended December 2007

¹ Reconciliation of Average Equity to closing shareholders’ equity and operating income to net income is provided in our quarterly financial supplements available in the Financial Results section of the Investor Relations page of Aspen’s website at  www.aspen.bm

4

25.1%

$22.35

$27.95

BV Per Ordinary Share

34.1%

$3.72

$4.99

Diluted Operating EPS

36.3%

$3.75

$5.11

Diluted EPS

18.4%

21.1%

Full Year Operating ROAE ¹

82.4%

83.0%

Combined Ratio

29.3%

29.9%

Expense Ratio

53.1%

53.1%

Loss Ratio

GAAP Ratios:

29.3%

$378.1

$489.0

Net Income after tax

46.3%

204.4

299.0

Net Investment Income

(0.2)%

295.6

295.1

Underwriting Income

3.4%

1,676.2

1,733.6

Net Earned Premiums

(3.7)%

1,663.6

1,601.4

Net Written Premiums

(6.5)%

1, 945.5

1,818.5

Gross Written Premiums

Change

2006

2007

12 months ended December 31

(US$ in millions, except per share data and percentages)

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Growth in ROAE and Book Value Per Share

12.5%

18.0%

22.4%

22.9%

20.4%

20.2%

22.8%

20.4%

10.0%

12.0%

14.0%

16.0%

18.0%

20.0%

22.0%

24.0%

26.0%

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

ROAE %

10.0

12.0

14.0

16.0

18.0

20.0

22.0

24.0

26.0

28.0

$ Diluted B/V Per Share

Annualized ROAE

Diluted BV Per Share*

CAGR in BVPS over last 8 quarters of 20%

5

(*) Note:  See Aspen’s quarterly financial supplement for a reconciliation of diluted book value per share to basic book value per share and reconciliation of average equity to closing shareholders’ equity  in the Investor Relations section of Aspen’s website at www.aspen.bm

2006

2007

Financial Highlights – Group Summary Q4

Underwriting Revenues

287

9

278

415

305

26

279

424

0

200

400

600

GWP

Premiums

Ceded

NWP

NEP

$ms

2006 Q4

2007 Q4

Income

150

147

120

101

161

158

135

115

0

40

80

120

160

200

Operating

Income

Before Tax

Income

Before Tax

Income After

Tax

Retained

Income

$ms

2006 Q4

2007 Q4

Income Contribution

96

63

87

80

0

40

80

120

Underwriting Income

Net Investment Income

$ms

2006 Q4

2007 Q4

Underwriting Expenses

202

67

50

319

78

57

337

202

0

200

400

600

Losses &

Loss

Expenses

Acquisition

Exp

General &

Admin

Expenses

Total

Underwriting

Expenses

$ms

2006 Q4

2007 Q4

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Financial Highlights – Group Summary – 12 months

1946

282

1664

1676

1819

217

1601

1734

0

400

800

1,200

1,600

2,000

GWP

Premiums

Ceded

NWP

NEP

$ms

2006

2007

296

204

295

299

0

40

80

120

160

200

240

280

320

Underwriting Income

Net Investment Income

$ms

2006

2007

890

323

168

1381

314

205

1439

920

0

400

800

1200

1600

Losses &

Loss

Expenses

Acquisition

Exp

General &

Admin

Expenses

Total

Underwriting

Expenses

$ms

2006

2007

7

469

470

378

306

567

574

489

408

0

100

200

300

400

500

600

700

Operating

Income

Before Tax

Income

Before Tax

Income After

Tax

Retained

Income

$ms

2006

2007

Underwriting Revenues

Underwriting Expenses

Income

Income Contribution

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Results by Business Segment – Q4

NWP

53

55

145

26

71

53

135

20

0

40

80

120

160

200

Property Re

Casualty Re

International

Insurance

US Insurance

$ms

Underwriting Income

23

18

56

-1

33

5

44

6

-10

0

10

20

30

40

50

60

70

80

Property Re

Casualty Re

International

Insurance

US Insurance

$ms

8

GWP

58

50

145

34

80

51

150

24

0

40

80

120

160

200

Property Re

Casualty Re

International

Insurance

US Insurance

$ms

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   2006

   2007

Results by Business Segment – 12 Months

NWP

477

474

607

106

495

425

590

91

0

100

200

300

400

500

600

700

800

Property Re

Casualty Re

International

Insurance

US Insurance

$ms

Underwriting Income

103

81

123

-12

152

26

115

2

-50

0

50

100

150

200

Property Re

Casualty Re

International

Insurance

US Insurance

$ms

9

GWP

623

486

683

154

602

432

663

123

0

100

200

300

400

500

600

700

800

Property Re

Casualty Re

International

Insurance

US Insurance

$ms

  2006

  2007

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Govt*(incl.

GNMAs), 15%

Agency* (incl.

Agency MBS),

20%

AAA, 34%

AA, 8%

A, 12%

BBB, 2%

FOHF, 9%

Portfolio Credit Ratings
(as at December 31, 2007)

Aggregate Investment Portfolio

Asset Class Allocation

6%

13%

21%

6%

3%

22%

19%

6%

21%

25%

4%

9%

16%

29%

0%

5%

10%

15%

20%

25%

30%

35%

Govt

Agency

MBS

Corp

ABS

FOHF

Cash/ST

Dec 06

Dec 07

Sub-Prime Exposure:

•     No direct sub-prime exposure

•     Currently have less than $51,000 (fifty-one thousand dollars) of fixed income investments that are wrapped by financial guarantors

•     No investment losses requiring an impairment charge at the year end

89% of Portfolio ‘A’ or Better, Overall Fixed Income ‘AA+’

* Govt rated securities include GNMAs that are classified as “MBS” at left; Agency rated securities include Agency issued mortgage backed securities that are classified as “MBS” at left.

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Improvement in Fixed Income Book Yield

3.0%

3.5%

4.0%

4.5%

5.0%

Q404

Q105

Q205

Q305

Q405

Q106

Q206

Q306

Q406

Q107

Q207

Q307

Q407

Fixed Income

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2008 Guidance

ROE of 14% - 17% assuming normal loss experience

$135 million

13% to 16%

$290 - $320 million

88% - 93%

8% - 10% of GEP

$1.8 billion ± 5%

February 7, 2008

$77 million

Cat-Load

14.8%

Tax Rate

$299 million

Investment Income

83.0%

Combined Ratio

8.9%

% Earned Premium Ceded

$1.82 billion

GWP

Actual 2007

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Market Conditions
2008 Outlook: Property Reinsurance
and Casualty Reinsurance

Market
Trend

Casualty

Facultative

US Casualty

Intl. Casualty

Aspen 2007
Performance

Market
Conditions

Line

Casualty Reinsurance

Property Reinsurance

  Property
  Facultative

Pro Rata

Market Trend

Risk Excess

Treaty

Catastrophe

Treaty

Aspen 2007

Performance

Market Conditions

Line

= Absolute rate levels attractive

= Absolute rate levels mixed

= Absolute rate levels very challenging

= 12 month rate trend positive

= 12 month rate trend neutral

= 12 month rate trend slightly downwards

= 12 month rate trend downwards

Strong

Satisfactory

Improvement Required

As of February 7, 2008

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Market Conditions
2008 Outlook: US Insurance and International
Insurance

Aspen 2007
Performance

UK Liability

UK
Property

Line

Market
Conditions

Market
Trend

Market
Trend

Specialty

Reinsurance

Marine &

Energy Liability

Offshore
Energy
Physical
Damage

Marine Hull

Aviation

Aspen 2007
Performance

Market
Conditions

Line

International Insurance

= Absolute rate levels attractive

= Absolute rate levels mixed

= Absolute rate levels very challenging

= 12 month rate trend positive

= 12 month rate trend neutral

= 12 month rate trend slightly downwards

= 12 month rate trend downwards

14

Strong

Satisfactory

Improvement Required

As of February 7, 2008

US Insurance

E&S Casualty

Market
Trend

E&S Property

Aspen 2007
Performance

Market
Conditions

Line

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